UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 18, 2011

ASPA GOLD CORP.
(Formerly, Renaissance BioEnergy, Inc.)
(Exact name of registrant as specified in its charter)

NEVADA                                        000-53435
(State or other jurisdiction of incorporation)             (Commission File No.)

36101 Bob Hope Dr., Suite E5-238
Rancho Mirage, California 92270
(Address of principal executive offices and Zip Code)

760-660-4804
(Registrant's telephone number, including area code)

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATION ARRANGEMENTS OF CERTAIN OFFICERS

Ted Blom Elected to Board of Directors

On March 3, 2011, Nicolaas Edward (“Ted”) Blom was elected to the Board of Directors of the Company.

Mr. Blom has over 25 years of experience in mining and energy, with expertise in structured finance, commercial transactions and business development.  He holds Bachelors of Commerce and Bachelors of Jurisprudence degrees from the University of Port Elizabeth (n/k/a Nelson Mandela Metropolitan University), a Masters of Business Administration degree from Witwatersrand University, Johannesburg, Republic of South Africa and is a Chartered Secretary of the Institute of Chartered Secretaries and Administrators, London.  Mr. Blom also completed the Harvard Business School Program for Management Development and a Diploma in Mineral Economics from Imperial College, London.

His business experience includes recent service as a strategic advisor and global consultant to global hedge funds and private equity funds on investments in energy and mineral plays. His testimony at the relevant national regulator as an expert independent advisor in mining and energy resulted in numerous television, radio and press interviews. Mr. Blom is currently mandated to execute capital-raising, structuring and implementation of projects in Africa exceeding US$20 billion.  Mr. Blom has consulted and explored projects and proposals involving most minerals found on the African Continent, including Gold, Nickel, Silver, Platinum, Manganese, Aluminum, Coal, Graphite, Diamonds, Titanium and Chromium. He has also been involved with assessments of industrial minerals.

Mr. Blom has identified more than 20 South African coal mining projects that require urgent execution via Independent Power Producers (“IPP’s”) to salvage the Southern African electricity grid, including  initial feasibilities on Coal – Bed Methane (CBM) and Underground Coal Gasification (UCG) projects on a large scale to complement the current pilot project by Eskom (South Africa’s major electric company). This has the potential to generate an additional 20GW of electricity within a 24-30 month horizon, provided legislators approve.  As a strategic advisor to Eskom, Mr. Blom identified and highlighted significant opportunities for savings in capital expenditures in the billions of dollars.  He has conducted numerous successful global transactions as a strategic advisor to a South African merchant bank, including Sasol Schumann Wax, capital raising for a new technology project in the commodities coal sector, and capital raising for mining and energy projects including Black Wattle Colliery.

He was a co-founder of Kwezi Mining Company, a junior coal mining company which has now become Rio Tinto’s development arm for major transactions.  Mr. Blom served on the Board of Directors of Kwezi Coal Ltd., as well as Kwezi Mining Ltd.  Mr. Blom was also an independent advisor to Eurocoal, another junior coal miner.  While at Eurocoal, Mr. Blom was instrumental in doubling pre-tax profits, with a resulting increase in market value of 300%.  Previously, Mr. Blom conducted and participated in numerous global proposals, evaluations and exercises, including capital raising material and strategic communications to transform and propel General Mining Ltd into the world’s largest listed mining house, BHPBilliton.  He also initiated, strategized and implemented a contractual cleanup which released millions of dollars to facilitate the turnaround of Tran-Natal Coal Corporation from loss making to a profitable division of General Mining Ltd.

Mr. Blom has been awarded numerous bursaries and awards for excellence that paved the way to continuing education, the most recent being an Eskom Award & Prize  in 2008.  He was appointed Judge for Africa Energy Awards 2010 and Chairman for African Mining Congress 2010.  Mr. Blom has been invited to Judge the Africa Energy Awards in 2011 and to address a Global Iron Ore Mining Conference in London on hedging instruments to enhance returns in the sector.

Peter Cronshaw Elected to Board of Directors

On March 3, 2011, Peter John Cronshaw was elected to the Board of Directors of the Company.

Peter Cronshaw is the managing director of Tegritas Financial Services (Pty) Ltd, a South African based mineral economics and corporate finance consultancy.

Peter Cronshaw qualified as a geologist and geochemist from the University of London in 1969 and worked on base metal exploration projects with Johannesburg Consolidated Investments Ltd and African Selection Trust Ltd for 5 years in Zimbabwe and South Africa. In 1975 he completed an M.B.A. degree at the University of the Witwatersrand with honors in Finance, Statistics and Production Management.

In 1976 he was appointed as head of mining project evaluation and mineral economics at Union Corporation Ltd and was involved inter alia with the feasibility studies and/or evaluations of Unisel Gold Mines Ltd, Beisa Mines Ltd, a coal rights swap with Sasol as well as the potential acquisitions of SA Manganese (in partnership with General Mining), Newmont Mining Corporation and Phelps Dodge’s SA operations.  During this period he also attended a graduate diploma course in Mining Engineering.

From 1980 to 1983 he was employed as an independent mining analyst and mineral economics consultant with clients who included stockbrokers (Prudential Bache), small mining groups and SA’s first traded Krugerrand options exchange. He was also the first editor of The Johannesburg Gold and Metal Mining Advisor, a US published investment newsletter (discontinued in 1985 owing to sanctions), and was its mineral economics consultant. He was one of only two South African investment analysts at the time who were registered with the US Securities and Exchange Commission (SEC) as Investment Advisers.

In January 1984 he was appointed Manager – Mining Economics at Johannesburg Consolidated Investment Company Ltd and executive director of Free State Development & Investment Corporation Ltd. He served as a non-executive director of a number of mining companies associated with the group, including Bindura Nickel Corporation Ltd (Zimbabwe), Otjihase Mining Corporation Ltd (Namibia), Western Areas Gold Mines Ltd, Consolidated Murchison Ltd and Tavistock Collieries Ltd (all in South Africa). He was directly involved with the listings on the JSE Securities Exchange of DAB Investments Ltd, HJ Joel Gold Mining Company Ltd, Consolidated Metallurgical Industries Ltd, Potgietersrus Platinum Ltd, Lindum Reefs Gold Mining Company Ltd and Barnato Exploration Ltd.

In 1988 Peter Cronshaw joined the investment division of the Gencor group, Genbel Investments Ltd., as head of investment research and strategic planning. He was subsequently appointed as an executive director of Genbel with the additional responsibility of corporate finance and was involved with numerous capital raisings (mainly rights issues) for the major Gencor group companies, plus the acquisition of Mobil SA (now Engen) and the unbundling of the Gencor group in 1993.

Following a group re-structuring in 1995, Mr. Cronshaw was appointed an executive director of Genbel Securities Ltd, the group’s investment banking arm, with responsibility for strategic planning, marketing and communications. He was also the managing director of Genbel Investment Asset Management.

In 1997 he founded the Tegritas group and was also appointed as executive chairman of Zeltis Holdings Ltd, a listed venture capital group which financed and developed mineral resource and financial services opportunities. In December 1999 he resigned from Zeltis to concentrate on the development of Tegritas as a specialist mineral economics and corporate finance consultancy. In recent years Tegritas has been involved with investigations, valuations and feasibility studies for a number of junior exploration, mining and investment companies in Southern Africa.

Peter Cronshaw is a member of the Investment Analysts Society of South Africa and a member of the Geological Society of South Africa.

During the past ten (10) years, neither Mr. Blom nor Mr.Cronshaw has been the subject of the following events:

1.
A petition under the Federal bankruptcy laws or any state insolvency law was filed by or against, or a receiver, fiscal agent or similar officer was appointed by a court for the business or property of such person, or any partnership in which he was a general partner at or within two years before the time of such filing, or any corporation or business association of which he was an executive officer at or within two years before the time of such filing;

2.	Convicted in a criminal proceeding or is a named subject of a pending criminal proceeding (excluding traffic violations and other minor offenses);

3.
The subject of any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining him from, or otherwise limiting, the following activities; associated person of any of the foregoing, or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, or engaging in or continuing any conduct or practice in connection with such activity;

i)
Acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator,  floor broker, leverage transaction merchant, any other person regulated by the Commodity Futures Trading Commission, or an

ii)	Engaging in any type of business practice; or

iii)	Engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of Federal or State securities laws or Federal commodities laws;

4.
The subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any Federal or State authority barring, suspending or otherwise limiting for more than 60 days the right of such person to engage in any activity described in paragraph 3.i in the preceding paragraph or to be associated with persons engaged in any such activity;

5.
Was found by a court of competent jurisdiction in a civil action or by the Commission to have violated any Federal or State securities law, and the judgment in such civil action or finding by the Commission has not been subsequently reversed, suspended, or vacated;

6.
Was found by a court of competent jurisdiction in a civil action or by the Commodity Futures Trading Commission to have violated any Federal commodities law, and the judgment in such civil action or finding by the Commodity Futures Trading Commission has not been subsequently reversed, suspended or vacated;

7.
Was the subject of, or a party to, any Federal or State judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of:

i)	Any Federal or State securities or commodities law or regulation; or

ii)
Any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order, or

iii)	Any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

8.
Was the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act (15 U.S.C. 78c(a)(26)), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act (7 U.S.C. 1(a)(29)), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

On January 18, 2011, Jeffrey Wolin resigned as a Director and as Secretary of the Company for personal reasons.

On January 18, 2011, Samuel Gulko resigned as Chief Financial Officer of the Company for personal reasons.

On March 1, 2011, David Arthun resigned as a Director and Chairman of the Company to pursue other interests.

On March 1, 2011, Scott Pummill resigned as a Director of the Company to pursue other interests.

As of March 3, 2011, the Company’s Board of Directors consists of Ronald Lowenthal, Ted Blom and Peter Cronshaw.

ITEM 1.01  ENTRY MATERIAL AGREEMENT

Blom  Service Agreement

On February 18, 2011, we entered into a 2-year service agreement with Mr. Nicholaas Edward Blom, a non-executive Director of the Company.  This agreement became effective upon his election to our Board of Directors on March 3, 2011.  As compensation under the agreement, we have agreed to issue 200,000 (Two hundred thousand) restricted shares of our common stock.  Mr.  Blom  has agreed  that these 200,000 (Two hundred thousand) restricted shares of our Company's common stock will  not be in any  manner  be  assigned,  pledged,  sold,  lent  or in any way alienated  for a  period  of 2  (Two)  years  commencing  from  the  date of the agreement  and  terminating  on February 17, 2013. As a signing bonus, we have agreed to issue 100,000 (One hundred thousand) restricted shares of our common stock to Mr. Blom. Mr. Blom has agreed that these 100,000 (One hundred thousand)  restricted  shares of our  Company's  common stock will not be in any manner be assigned,  pledged, sold, lent or in any way alienated for a period of 3 (Three) years  commencing  from the date of the agreement and  terminating  on February 18, 2014.

Cronshaw Service Agreement

On February 18, 2011, we entered into a 2-year service agreement with Mr. Peter John Cronshaw, a non-executive Director of the Company.  This agreement became effective upon his election to our Board of Directors on March 3, 2011.  As compensation under the agreement, we have agreed to issue 200,000 (Two hundred thousand) restricted shares of our common stock.  Mr.  Cronshaw  has agreed  that these 200,000 (Two hundred thousand) restricted shares of our Company's common stock will  not be in any  manner  be  assigned,  pledged,  sold,  lent  or in any way alienated  for a  period  of 2  (Two)  years  commencing  from  the  date of the agreement  and  terminating  on February 17, 2013. As a signing bonus, we have agreed to issue 100,000 (One hundred thousand) restricted shares of our common stock to Mr. Cronshaw. Mr. Cronshaw has agreed that these 100,000 (One hundred thousand)  restricted  shares of our  Company's  common stock will not be in any manner be assigned,  pledged, sold, lent or in any way alienated for a period of 3 (Three) years  commencing  from the date of the agreement and  terminating  on February 18, 2014.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

On March 4, 2011, we instructed our transfer agent to issue 300,000 (Three hundred thousand) shares of restricted common stock, par value US$0.00001 per share, to Mr. Blom pursuant to his Employment and Service Agreement with the Company.  On March 4, 2011, we instructed our transfer agent to issue 300,000 (Three hundred thousand) shares of restricted common stock, par value US$0.00001 per share, to Mr. Cronshaw pursuant to his Employment and Service Agreement with the Company.

ITEM 9.01 EXHIBITS

10.1     Service Agreement dated February 18, 2011 between ASPA Gold. Corp. and Nicolaas Edward Blom.

10.2     Service Agreement dated February 18, 2011 between ASPA Gold. Corp. and Peter John Cronshaw.

SIGNATURES

Pursuant  to the  requirements  of the  Securities  Exchange  Act of  1934,  the Registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

Dated this 7th day of March, 2011.

ASPA GOLD CORP.,

BY: /s/ Ronald Yadin Lowenthal
Name: RONALD YADIN LOWENTHAL
Title: PRESIDENT & CHIEF EXECUTIVE OFFICER